Exhibit 99.1

News Release
January 25, 2010
Park National Corporation announces 2009 financial results
and declares quarterly cash dividend
NEWARK, Ohio — Park National Corporation (Park) (NYSE Amex: PRK) today reported operating results for the three months ended December 31, 2009 (fourth quarter) and the twelve months ended December 31, 2009 (2009 year). In 2009, Park experienced loan growth, deposit growth, and an increase in net income in Ohio. Park’s board of directors also today declared a $0.94 per common share quarterly cash dividend, payable on March 10, 2010 to common shareholders of record as of February 26, 2010.
Park Chairman C. Daniel DeLawder credited Park associates for 2009 results. “In one of the most difficult and challenging banking environments we’ve ever experienced, we are very pleased to report an increase in net income, growth in loans and deposits, and the ability to continue paying significant dividends to our shareholders,” he said. “Our associates worked harder than ever resulting in performance levels that compare very favorably with industry trends and conditions.”
Income, Loan and Deposit Data
For the 2009 year, Park’s net income was $74.2 million or $4.82 per diluted common share. Net income for the 2009 fourth quarter was $12.3 million or $0.74 per diluted common share.
In 2008, Park recorded a goodwill impairment charge of $55.0 million at Vision Bank, significantly impacting earnings and comparability between years. For the 2008 year, Park reported net income of $13.7 million, or $0.97 per diluted common share. Without the goodwill impairment charge, Park’s net income for 2008 would have been $68.7 million, or $4.91 per diluted common share. Net income for the fourth quarter of 2008 was $11.0 million or $0.77 per diluted common share.
Park’s Ohio-based operations reported $104.3 million in net income for the 2009 year, a $9.4 million increase over net income of $94.9 million for 2008. Park grew loans by $149.1 million (3.32 percent) and deposits by $426.3 million (8.95 percent) for the 2009 year.
Park’s loan loss provision for the 2009 year was $68.8 million, compared to $70.5 million for 2008. Park subsidiary Vision Bank (based in Panama City, Fla.) had a loan loss provision of $44.4 million for the 2009 year, compared to $47.0 million for 2008. Park’s Ohio-based operations had a loan loss provision of $24.4 million in the 2009 year, compared to $23.5 million in 2008. Net loan charge-offs for the 2009 year were $52.2 million or 1.14 percent of average loans outstanding. This compares to net loan charge-offs of $57.5 million or 1.32 percent of average loans outstanding in 2008.
Park continues to proactively address current economic conditions within the loan portfolio through increases in the allowance for loan losses. As of December 31, 2009, the allowance for loan losses was $116.7 million, an increase of 16.6 percent over the balance of $100.1 million at December 31, 2008.
Capital Raising Activity
During 2009, Park executed various capital-raising strategies, selling an aggregate of 904,072 common shares at a purchase price of $61.20 per average weighted share, for gross proceeds of $55.3 million. In addition, Park raised $35.25 million through the issuance of 10 percent Subordinated Notes due December 23, 2019 (which qualify for Tier 2 Capital treatment under the Federal Reserve Board’s risk-based capital guidelines). The gross proceeds from Park’s 2009 capital raises totaled $90.55 million. Net of all selling and due diligence expenses, Park raised approximately $89 million.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

News Release
Prior to these transactions, Park already maintained capital in excess of the federal regulatory requirements to qualify as well capitalized. “Throughout 2009, we executed a disciplined approach to raising additional capital for general corporate purposes and to take advantage of strategic opportunities that may arise in 2010,” DeLawder said. According to DeLawder, that could also include partial or complete repayment of Park’s $100 million obligation under the U.S. Treasury’s Capital Purchase Program.
Other information
•	In January 2010, Park sold $200 million of mortgage backed securities. Park expects this transaction to settle in March 2010 and estimates a pre-tax gain on sale of $7.3 million.
•	Park’s 2009 fourth quarter results included the completed sale of its Visa Class B shares, resulting in a pre-tax gain of approximately $3.0 million.
•	Park’s 2008 fourth quarter results included the completed sale of its credit card portfolio and merchant processing business, resulting in a pre-tax gain of $11.8 million.
Headquartered in Newark, Ohio, Park National Corporation holds $7.0 billion in total assets (as of December 31, 2009). Park consists of 13 community bank divisions and two specialty finance companies. Park’s Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank, Richland Bank, Century National Bank, First-Knox National Bank, Farmers and Savings Bank, United Bank, Second National Bank, Security National Bank, Unity National Bank and The Park National Bank of Southwest Ohio & Northern Kentucky. Park’s other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance) and Guardian Finance Company.
Complete financial tables are included below.
###
Media Contacts: Bethany Lewis, Communications Specialist, 740.349.0421 or John Kozak, Chief Financial Officer, 740.349.3792
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This news release contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park’s loan portfolio may be worse than expected; Park’s ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market and credit market, either national or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; our ability to convert our Ohio-based banking divisions into one operating system; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws concerning taxes, banking, securities and other aspects of the financial services industry; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park’s reports filed with the Securities and Exchange Commission including those described in “Item 1A. Risk Factors” of Part I of Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and in “Item 1A. Risk Factors” of Part II of Park’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DECEMBER 31,			DECEMBER 31,
			PERCENT			PERCENT
	2009	2008	CHANGE	2009	2008	CHANGE
INCOME STATEMENT AND RATIOS
NET INTEREST INCOME	$68,802	$64,835	6.12%	$273,491	$255,873	6.89%
PROVISION FOR LOAN LOSSES	25,720	32,618	-21.15%	68,821	70,487	-2.36%
OTHER INCOME	16,718	27,049	-38.19%	73,850	83,719	-11.79%
GAIN ON SALE OF SECURITIES	—	219		7,340	1,115
GOODWILL IMPAIRMENT CHARGE	—	—	—	—	54,986	-100.00%
OTHER EXPENSE	46,660	47,312	-1.38%	188,725	179,515	5.13%
INCOME BEFORE TAXES	13,140	12,173	7.94%	97,135	35,719	N.M.
NET INCOME (LOSS)	12,296	10,951	12.28%	74,192	13,708	N.M.
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS (a)	10,855	10,809	0.43%	68,430	13,566	N.M.
NET INCOME (LOSS) PER COMMON SHARE-BASIC (a)	0.74	0.77	-3.90%	4.82	0.97	N.M.
NET INCOME (LOSS) PER COMMON SHARE-DILUTED (a)	0.74	0.77	-3.90%	4.82	0.97	N.M.
RETURN ON AVERAGE ASSETS (a)	0.61%	0.63%		0.97%	0.20%
RETURN ON AVERAGE COMMON EQUITY (a)	6.94%	8.10%		11.81%	2.40%
CASH DIVIDENDS DECLARED PER COMMON SHARE	0.94	0.95	-1.05%	3.76	3.77	-0.27%

INCOME STATEMENT AND RATIOS (NON GAAP)
NET INCOME BEFORE IMPAIRMENT CHARGE (c)	12,296	10,951	12.28%	74,192	68,694	8.00%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGE (a)(c)	10,855	10,809	0.43%	68,430	68,552	-0.18%
NET INCOME BEFORE IMPAIRMENT CHARGE PER SHARE-DILUTED (c)	0.74	0.77	-3.90%	4.82	4.91	-1.83%
RETURN ON AVERAGE TANGIBLE ASSETS BEFORE IMPAIRMENT CHARGE (g)	0.62%	0.64%		0.98%	1.04%
RETURN ON AVERAGE ASSETS BEFORE IMPAIRMENT CHARGE (a)(c)	0.61%	0.63%		0.97%	1.02%
RETURN ON AVERAGE TANGIBLE REALIZED COMMON EQUITY BEFORE IMPAIRMENT CHARGE (a)(d)	8.33%	9.56%		14.20%	15.66%
RETURN ON AVERAGE COMMON EQUITY BEFORE IMPAIRMENT CHARGE (a)(c)	6.94%	8.10%		11.81%	12.12%
RETURN ON AVERAGE TANGIBLE ASSETS(f)(a)	0.62%	0.64%		0.98%	0.21%
RETURN ON AVERAGE TANGIBLE REALIZED COMMON EQUITY (b)(a)	8.33%	9.56%		14.20%	3.10%

OTHER RATIOS
YIELD ON EARNING ASSETS	5.51%	5.99%		5.67%	6.35%
COST OF PAYING LIABILITIES	1.58%	2.21%		1.74%	2.55%
NET INTEREST MARGIN	4.20%	4.11%		4.22%	4.16%
NET LOAN CHARGE-OFFS	$19,044	$21,725		$52,192	$57,501
NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS	1.63%	1.94%		1.14%	1.32%

	December 31,	September 30,	December 31,
	2009	2009	2008
BALANCE SHEET
INVESTMENTS	$1,863,560	$1,873,953	$2,059,051
LOANS	4,640,432	4,615,101	4,491,337
LOAN LOSS RESERVE	116,717	110,040	100,088
GOODWILL AND OTHER INTANGIBLES	81,799	82,735	85,545
TOTAL ASSETS	7,040,329	6,970,678	7,070,720
TOTAL DEPOSITS	5,188,052	5,114,976	4,761,750
BORROWINGS	1,053,850	1,066,757	1,554,754
EQUITY	717,264	687,327	642,663
COMMON EQUITY	620,781	591,035	546,942
TANGIBLE COMMON EQUITY (e)	538,982	508,300	461,397
COMMON BOOK VALUE PER SHARE	41.71	41.45	39.15
TANGIBLE COMMON BOOK VALUE PER SHARE (e)	36.22	35.65	33.02
NONPERFORMING LOANS	233,686	207,212	162,357
NONPERFORMING ASSETS	274,926	254,227	188,205
PAST DUE 90 DAY LOANS AND STILL ACCRUING	14,773	4,849	5,421

RATIOS
LOANS/ASSETS	65.91%	66.21%	63.52%
NONPERFORMING LOANS/LOANS	5.04%	4.49%	3.61%
PAST DUE 90 DAY LOANS/LOANS	0.32%	0.11%	0.12%
LOAN LOSS RESERVE/LOANS	2.52%	2.38%	2.23%
TOTAL EQUITY/ASSETS	10.19%	9.86%	9.09%
COMMON EQUITY/ASSETS	8.82%	8.48%	7.74%
TANGIBLE COMMON EQUITY/TANGIBLE ASSETS (h)	7.75%	7.38%	6.61%

N.M. — Not meaningful

(a)	Reported measure excludes the impact of the preferred stock issued to the U.S. Treasury under the Capital Purchase Program and uses net income available to common shareholders.

(b)	Net Income available to common shareholders for each period divided by average tangible realized common equity during the period. Average tangible realized common equity equals average stockholders’ equity during the applicable period less (i) average goodwill and other intangibles during the period, (ii) average accumulated other comprehensive income, net of taxes, during the period, and (iii) average preferred stock.

(c)	Net income available to common shareholders for the year ended December 31, 2008 has been adjusted for the impairment charge to goodwill. Net income before impairment charge equals net income for the year plus the impairment charge to the Vision Bank goodwill of $54,986.
RECONCILIATION OF NET INCOME TO NET INCOME BEFORE IMPAIRMENT CHARGE:

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2009	2008	2009	2008

NET INCOME	12,296	10,951	74,192	13,708
Plus:
Goodwill impairment charge	—	—	—	54,986

NET INCOME BEFORE IMPAIRMENT CHARGE	12,296	10,951	74,192	68,694

RECONCILIATION OF NET INCOME PER SHARE-DILUTED TO NET INCOME BEFORE IMPAIRMENT CHARGE PER SHARE DILUTED:

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2009	2008	2009	2008

NET INCOME PER SHARE-DILUTED	$0.74	$0.77	$4.82	$0.97
Plus:
Impairment charge to goodwill per share-diluted	—	—	—	3.94

NET INCOME BEFORE IMPAIRMENT CHARGE PER SHARE-DILUTED	$0.74	$0.77	$4.82	$4.91

(d)	Net Income before impairment charge for each period divided by average tangible realized common equity during the period. Average tangible realized common equity equals average stockholders’ equity during the applicable period less (i) average preferred stock, (ii) average goodwill and other intangibles during the period and (iii) average accumulated other comprehensive income (loss), net of taxes, during the period.
RECONCILIATION OF AVERAGE STOCKHOLDERS’ EQUITY TO AVERAGE TANGIBLE REALIZED COMMON EQUITY:

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2009	2008	2009	2008

AVERAGE STOCKHOLDERS’ EQUITY	717,268	540,287	675,314	567,965
Less: Average preferred stock	96,374	9,362	96,090	2,353
Average goodwill and other intangibles	82,322	86,117	83,722	128,635
Average accumulated other comprehensive income (loss), net of taxes	21,786	(4,847)	13,534	(876)

AVERAGE TANGIBLE REALIZED COMMON EQUITY	516,786	449,655	481,968	437,853

(e)	Tangible common equity equals ending stockholders’ equity less preferred stock and goodwill and other intangibles at the end of the period.

RECONCILIATION OF STOCKHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY:

	December 31,	September 30,	December 31,
	2009	2009	2008

STOCKHOLDERS’ EQUITY	717,264	687,327	642,663
Less: Preferred stock	96,483	96,292	95,721
Goodwill and other intangibles	81,799	82,735	85,545

TANGIBLE COMMON EQUITY	538,982	508,300	461,397

(f)	Net income (loss) available to common shareholders divided by average tangible assets. Average tangible assets equals average assets less average goodwill and other intangibles.
RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2009	2008	2009	2008

AVERAGE ASSETS	7,076,494	6,789,083	7,035,531	6,708,086
Less average goodwill and other intangibles	82,322	86,117	83,722	128,635

AVERAGE TANGIBLE ASSETS	6,994,172	6,702,966	6,951,809	6,579,451

(g)	Net income available to common shareholders before impairment charge divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles (see (f) above).
(h)	Tangible common equity (see (e) above) divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.
RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:

	December 31,	September 30,	December 31,
	2009	2009	2008

TOTAL ASSETS	7,040,329	6,970,678	7,070,720
Less: Goodwill and other intangibles	81,799	82,735	85,545

TANGIBLE ASSETS	6,958,530	6,887,943	6,985,175

PARK NATIONAL CORPORATION
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Interest income:
Interest and fees on loans	$68,676	$72,054	$275,599	$301,163
Interest on:
Obligations of U.S. Government, its agencies and other securities	21,325	22,173	90,558	87,711
Obligations of states and political subdivisions	286	464	1,417	2,171
Other interest income	78	32	116	294

Total interest income	90,365	94,723	367,690	391,339

Interest expense:
Interest on deposits:
Demand and savings deposits	2,333	4,367	10,815	22,633
Time deposits	12,269	15,915	53,805	67,259
Interest on borrowings	6,961	9,606	29,579	45,574

Total interest expense	21,563	29,888	94,199	135,466

Net interest income	68,802	64,835	273,491	255,873

Provision for loan losses	25,720	32,618	68,821	70,487

Net interest income after provision for loan losses	43,082	32,217	204,670	185,386

Other income	16,718	27,049	73,850	83,719

Gain on sale of securities	—	219	7,340	1,115

Other expense:
Salaries and employee benefits	24,815	24,756	101,225	99,018
Occupancy expense	2,740	2,776	11,552	11,534
Furniture and equipment expense	2,395	2,451	9,734	9,756
Goodwill Impairment charge	—	—	—	54,986
Other expense	16,710	17,329	66,214	59,207

Total other expense	46,660	47,312	188,725	234,501

Income before income taxes	13,140	12,173	97,135	35,719

Income taxes	844	1,222	22,943	22,011

Net income	$12,296	$10,951	$74,192	$13,708

Preferred stock dividends	1,441	142	5,762	142

Net income available to common shareholders	$10,855	$10,809	$68,430	$13,566

Per Common Share:

Net income — basic	$0.74	$0.77	$4.82	$0.97
Net income — diluted	$0.74	$0.77	$4.82	$0.97

Weighted average shares — basic	14,658,601	13,967,194	14,206,335	13,965,219
Weighted average shares — diluted	14,658,601	13,967,650	14,206,335	13,965,333

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands, except share data)

	December 31,
	2009	2008

Assets

Cash and due from banks	$116,802	$150,298
Money market instruments	42,289	20,964
Investment securities	1,863,560	2,059,051

Loans	4,640,432	4,491,337
Allowance for loan losses	116,717	100,088

Loans, net	4,523,715	4,391,249

Bank premises and equipment, net	69,091	68,553
Goodwill and other intangibles	81,799	85,545
Other real estate owned	41,240	25,848
Other assets	301,833	269,212

Total assets	$7,040,329	$7,070,720

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$897,243	$782,625
Interest bearing	4,290,809	3,979,125

Total deposits	5,188,052	4,761,750

Borrowings	1,053,850	1,554,754
Other liabilities	81,163	111,553

Total liabilities	$6,323,065	$6,428,057

Stockholders’ Equity:
Preferred Stock (200,000 shares authorized in 2009 and -0- in 2008; 100,000 shares issued in 2009 and -0- in 2008)	$96,483	$95,721
Common stock (No par value; 20,000,000 shares authorized in 2009 and 2008; 16,151,112 shares issued in 2009 and 16,151,151 in 2008)	301,208	301,210
Common stock warrants	5,361	4,297
Accumulated other comprehensive income, net of taxes	15,661	10,596
Retained earnings	423,872	438,504
Treasury stock (1,268,332 shares in 2009 and 2,179,424 shares in 2008)	(125,321)	(207,665)

Total stockholders’ equity	717,264	642,663

Total liabilities and stockholders’ equity	$7,040,329	$7,070,720

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Assets

Cash and due from banks	$105,000	$138,004	$110,227	$143,151
Money market instruments	132,479	19,696	52,518	15,502
Investment securities	1,848,142	1,815,033	1,930,151	1,806,317

Loans	4,631,230	4,465,655	4,594,436	4,354,520
Allowance for loan losses	109,211	88,567	103,683	86,485

Loans, net	4,522,019	4,377,088	4,490,753	4,268,035

Bank premises and equipment, net	68,234	69,375	67,944	69,278
Goodwill and other intangibles	82,322	86,117	83,722	128,635
Other real estate owned	44,420	23,047	38,523	19,910
Other assets	273,878	260,723	261,693	257,258

Total assets	$7,076,494	$6,789,083	$7,035,531	$6,708,086

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$856,093	$770,364	$818,243	$739,994
Interest bearing	4,368,336	4,039,670	4,232,391	3,862,780

Total deposits	5,224,429	4,810,034	5,050,634	4,602,774

Borrowings	1,029,529	1,350,520	1,200,168	1,444,741
Other liabilities	105,268	88,242	109,415	92,606

Total liabilities	$6,359,226	$6,248,796	$6,360,217	$6,140,121

Stockholders’ Equity:
Preferred stock	$96,374	$9,362	$96,090	$2,353
Common stock	301,208	301,211	301,208	301,211
Common stock warrants	5,037	420	4,484	106
Accumulated other comprehensive income (loss), net of taxes	21,786	(4,847)	13,534	(876)
Retained earnings	438,367	442,092	446,326	473,236
Treasury stock	(145,504)	(207,951)	(186,328)	(208,065)

Total stockholders’ equity	$717,268	$540,287	$675,314	$567,965

Total liabilities and stockholders’ equity	$7,076,494	$6,789,083	$7,035,531	$6,708,086